AMENDMENT TO REGISTRATION RIGHTS AGREEMENT THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made effective as of October 17, 2025, by and among Liberty Strategic Capital (CEN) Holdings, LLC and its Affiliates who own Registrable Securities (the “Anchor Shareholder”), Flagstar Bank, National Association, a banking association organized under the laws of the United States with its main office in Hicksville, New York (the “Successor Company”), and Flagstar Financial, Inc., a Delaware corporation (the “Company”) and the “Company” under the Registration Rights Agreement. Capitalized terms used but not defined herein shall have the meaning assigned to them in the Registration Rights Agreement. RECITALS: A. The Company, the Anchor Shareholder, and the Purchasers, entered into that certain Registration Rights Agreement dated March 11, 2024 (the “Registration Rights Agreement”). B. Section 7(d) of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended if such amendments are in writing and signed by the Company and the Anchor Shareholder. C. The Company, simultaneously with the effectiveness of this Amendment, shall merge with and into the Successor Company (the “Merger”), with the Successor Company as the surviving corporation. As a result of the Merger, the Registrable Securities of the Company will become securities of the Successor Company. Securities of the Successor Company are exempt from the Securities Act of 1933 (the “Securities Act”) under Section 3(a)(2) thereof. Sales of securities of the Successor Company are subject to the rules of the Office of the Comptroller of the Currency (“OCC”) regarding securities offerings in 12 C.F.R. Part 16 (the “Part 16 Rules”). D. The Company, Successor Company, and Anchor Shareholder now each desire and deem it advisable to amend the Registration Rights Agreement, in accordance with Section 7(d) of the Registration Rights Agreement, as set forth below. NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Anchor Shareholder, the Company, and the Successor Company agree that the Registration Rights Agreement is hereby amended as follows effective simultaneous with the Merger: 1. Successor Company. The Successor Company hereby expressly agrees and confirms that it succeeds to and is substituted for the Company with the same effect as if the Successor Company had originally been named in the Registration Rights Agreement as Company (as such term is defined and used in the Registration Rights Agreement). 2. References to “SEC”. All references to the SEC in the Registration Rights Agreement shall be references to the OCC, unless such reference is to rules promulgated by the

2 SEC and except for the references in Section 5, which references shall be to the “SEC or OCC, as applicable”. 3. References to “Securities Act”. All references to the Securities Act in the Registration Rights Agreement shall be references to the Part 16 Rules, unless such reference is to a particular section of the Securities Act or to a particular rule promulgated under the Securities Act and except for the references in Section 4, which references shall be to “the Securities Act or the Part 16 Rules, as applicable”. 4. Ratification of Registration Rights Agreement. The undersigned parties reaffirm that except as modified herein, all of the terms and conditions of the Registration Rights Agreement remain unchanged and in full force and effect as of the date hereof and are hereby ratified by the undersigned parties. 5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together, shall constitute one and the same instrument. A facsimile or electronic copy of a signature shall be as binding as an original signature. SIGNATURE PAGES FOLLOW

[SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT] IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed and effective as of the day and year first written above, by their respective officers thereunto duly authorized. LIBERTY STRATEGIC CAPITAL (CEN) HOLDINGS, LLC, as Anchor Shareholder By: /s/ Jesse Burwell Name: Jesse Burwell Title: Treasurer, Chief Financial Officer, Senior Managing Director and Chief Compliance Officer FLAGSTAR FINANCIAL, INC. By: /s/ Bao Nguyen Name: Bao Nguyen Title: SEVP, General Counsel & Chief of Staff FLAGSTAR BANK, NATIONAL ASSOCIATION By: /s/ Bao Nguyen Name: Bao Nguyen Title: SEVP, General Counsel & Chief of Staff